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                                                                    EXHIBIT 32.1

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                            Sarbanes-Oxley Act of 2002

I, Stuart M. Essig, Chief Executive Officer and Director of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirement of
         Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005                                 By: /s/ Stuart M. Essig
                                                     -----------------------
                                                     Stuart M. Essig
                                                     Chief Executive Officer

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